UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2007

                           Family Dollar Stores, Inc.
               (Exact name of registrant as specified in charter)



         Delaware                    1-6807                 56-0942963
(State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                 Identification No.)

P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina
                                                           28201-1017
(Address of Principal Executive Offices)
                                                           (Zip Code)

       Registrant's telephone number, including area code: (704) 847-6961

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

     On June 28, 2007, Family Dollar Stores, Inc. (the "Company") issued a news release which reported financial results for the third quarter ended June 2, 2007, and other matters relating to the Company's plans, operations and financial condition.

     A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference. The news release is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor subject to the liabilities of such section.


Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits
     --------

99 - News Release dated June 28, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FAMILY DOLLAR STORES, INC.
                                          --------------------------
                                                 (Registrant)


Date:   June 28, 2007                     By: /s/ Janet G. Kelley
                                              -------------------
                                                  Janet G. Kelley
                                                  Senior Vice President-General
                                                  Counsel and Secretary

Exhibit Index
--------------

      Exhibit No.                           Document Description
      -----------                           --------------------
         99                                 News Release dated June 28, 2007